MANAGERS TRUST I

MANAGERS AMG FQ GLOBAL ALTERNATIVES FUND

Supplement dated January 4, 2010

to the Prospectus dated March 1, 2009, as supplemented March 6, 2009 and September 15, 2009

The following information supplements and supersedes any information to the contrary relating to Managers AMG FQ Global Alternatives Fund (the “Fund”), a series of Managers Trust I (the “Trust”), contained in the Fund’s Prospectus dated and supplemented as noted above (the “Prospectus”).

EFFECTIVE IMMEDIATELY, SHARES OF THE FUND ARE NO LONGER OFFERED UNDER THE PROSPECTUS AND WILL BE OFFERED UNDER A NEW PROSPECTUS DATED DECEMBER 19, 2009 AS SUPPLEMENTED JANUARY 4, 2010 (THE “NEW PROSPECTUS”). SHARES OF THE FUND ARE ALSO OFFERED UNDER A STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 19, 2009 AS SUPPLEMENTED JANUARY 4, 2010 (THE “STATEMENT OF ADDITIONAL INFORMATION”).

The New Prospectus and Statement of Additional Information contain important information about the Fund, including share class changes to the Fund that were previously approved by the Board of Trustees of the Trust. The New Prospectuses will be delivered to shareholders who hold shares of the Fund as of January 1, 2010, or who purchase shares of the Fund following January 1, 2010. All other interested persons and prospective shareholders may visit http://www.managersinvest.com/mutualfunds/prospectus.html or call Managers Investment Group LLC (“Managers”), the investment manager of the Fund, toll-free at 1-800-835-3879 to obtain copies of the New Prospectus or Statement of Additional Information.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE